UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2021

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613			59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)			(I.R.S. employer identification no.)

	11780 U.S. Highway One, Suite 600
	Palm Beach Gardens,	FL	33408
	(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 627-7171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.33 1/3 per share	DY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed and in accordance with the Director Retirement Policy of Dycom Industries, Inc. (the “Company”), Ms. Patricia Higgins was not eligible to stand for reelection as a member of the Board of Directors of the Company (the “Board”) at the Company’s 2021 Annual Meeting of Shareholders on May 25, 2021 (the “2021 Annual Meeting”). Accordingly, at the conclusion of the 2021 Annual Meeting, Ms. Higgins’ retirement pursuant to the Director Retirement Policy became effective. In connection with Ms. Higgins’ retirement, the size of the Board was reduced from eight members to seven members at the conclusion of the 2021 Annual Meeting. Ms. Higgins retirement from the Board was not the result of any disagreement with the Company.

Also as previously announced, Mr. Daniel S. Peyovich became the Company’s Executive Vice President and Chief Operating Officer, effective as of May 25, 2021. Mr. Peyovich succeeded the Company’s prior Executive Vice President and Chief Operating Officer, Mr. Timothy R. Estes, who retired at the conclusion of the 2021 Annual Meeting. Mr. Estes retired as a result of having met the Company’s mandatory retirement age pursuant to the Company’s By-laws.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting, three proposals were voted upon by the Company’s shareholders. The proposals are described in detail in the 2021 Proxy Statement. At the 2021 Annual Meeting, the Company’s shareholders:

1.elected Steven E. Nielsen and Jennifer M. Fritzsche to serve as directors until the Company’s fiscal 2024 Annual Meeting of Shareholders;

2.approved, on an advisory basis, the Company’s executive compensation; and

3.ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2022.

Set forth below are the voting results for each matter submitted to a vote:

Proposal 1. Election of directors:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Steven E. Nielsen	22,035,515	3,747,290	27,796	2,199,601
Jennifer Fritzsche	25,461,222	337,938	11,441	2,199,601

Proposal 2. Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,760,937	1,021,055	28,609	---

Proposal 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2022:

Votes For	Votes Against	Abstain	Broker Non-Votes
27,956,603	45,429	8,170	2,199,601

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 26, 2021

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Ryan F. Urness
Name:	Ryan F. Urness
Title:	Vice President, General Counsel and Corporate Secretary